UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2023

TIMBER PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Mountainview Road, Suite 100
Warren, NJ 07059
(Address of principal executive offices)
Registrant’s telephone number, including area code: (908) 636-7160

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TMBR	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 2, 2023, Timber Pharmaceuticals, Inc. (the “Company”) convened and then adjourned its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) being held to consider and vote on, among other things, the election of five directors to the Board, an amendment to the Company’s 2020 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 263,179 to 449,223, and the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Present at the Annual Meeting, in person or by proxy, were holders of 1,046,892 shares of the Company’s common stock, representing approximately 34.38% of the voting power of the holders of the Company’s issued and outstanding shares of common stock as of April 20, 2023 (the “Record Date”), which constituted a quorum for the transaction of business. Pursuant to the Company’s amended and restated bylaws, the Company’s stockholders approved an adjournment of the Annual Meeting to 1:00 p.m. Eastern Time on June 23, 2023, to allow additional time for stockholders to vote on the proposals (the “Adjournment Proposal”).

The votes cast with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions
1,046,892	0	0

The stockholders approved the Adjournment Proposal.

Accordingly, the Annual Meeting was adjourned to 1:00 p.m., Eastern Time, on June 23, 2023, via the Internet. The Company’s stockholders of record as of the Record Date will continue to be entitled to vote at the reconvened Annual Meeting. Stockholders may attend the Annual Meeting at the website address www.virtualshareholdermeeting.com/TMBR2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBER PHARMACEUTICALS, INC.

Date: June 2, 2023	By:	/s/ John Koconis
	Name:	John Koconis
	Title:	Chief Executive Officer and Chairman of the Board of Directors